                                                                    Exhibit 99.1

                           GlobalSantaFe Fleet Status
                                 as of 11.07.02

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                                                                                                 Estimated              Additional
                              Rated                           Change from                        Current               Commitments
                              Water                             Previous                         Contract   Dayrate (in and Other
   Rig Name                   Depth Rig Design   Location         Month    Status     Start Date End Date   thousands) Information*
  ---------------------------------------------------------------------------------------------------------------------------------
  JACKUPS (44)
  ---------------------------------------------------------------------------------------------------------------------------------
 1  Britannia                 200'  Bret         UK North           Yes    Contracted  early     early                 Dayrate
                                    Engineering  Sea                                   Jul 02    Sep 04                adjusted
                                                                                                                       every
                                                                                                                       3-months
                                                                                                                       based on
                                                                                                                       market
                                                                                                                       dayrate;
                                                                                                                       dayrate for
                                                                                                                       Oct thru
                                                                                                                       Dec estimated
                                                                                                                       in mid $50s

 2  Compact Driller           300'  MLT 116-C    Thailand                  Contracted  late      late                  Dayrates
                                                                                       Aug 02    Aug 07                adjusted
                                                                                                                       every
                                                                                                                       3-months
                                                                                                                       based on
                                                                                                                       market
                                                                                                                       dayrate;
                                                                                                                       dayrate for
                                                                                                                       Sep thru
                                                                                                                       Dec estimated
                                                                                                                       in mid $60s

 3  Galaxy I                  400'  F&G L-780    UK North                  Contracted  early     late       high $90s
                                    Mod VI       Sea                                   Aug 02    Feb 03

 4  Galaxy II                 400'  KFELS        East Canada               Contracted  early     late       high $120s
                                    Mod VI                                             Nov 01    Oct 03

 5  Galaxy III                400'  KFELS        UK North           Yes    Contracted  early     early      mid $140s  Followed by a
                                    Mod VI       Sea                                   Jun 01    Dec 02                3-week
                                                                                                                       contract in
                                                                                                                       low $110s;
                                                                                                                       followed by
                                                                                                                       4 1/2-month
                                                                                                                       commitment
                                                                                                                       in mid $80s

 6  Galveston Key             300'  MLT 116-C    Vietnam            Yes    Contracted  early     late                  Dayrate
                                                                                       May 02    Oct 04                adjusted
                                                                                                                       monthly based
                                                                                                                       on market
                                                                                                                       dayrate;
                                                                                                                       dayrate for
                                                                                                                       Nov thru Jan
                                                                                                                       estimated in
                                                                                                                       low $60s

 7  GSF Adriatic I            300'  MLT 116-C    Nigeria            Yes    Contracted  late      early      low $70s
                                                                                       Jun 02    Jun 04

 8  Glomar Adriatic II        350'  MLT 116-C    Gulf of                   Contracted  late      late       mid $30s
                                                 Mexico                                Sep 02    Dec 02

 9  Glomar Adriatic III       350'  MLT 116-C    Gulf of            Yes    Contracted  early     late       mid $30s   Followed by a
                                                 Mexico                                Oct 02    Nov 02                1-month
                                                                                                                       contract in
                                                                                                                       low $30s

10  GSF Adriatic IV           350'  MLT 116-C    Gulf of            Yes    Contracted  early     early      mid $30s
                                                 Mexico                                Oct 02    Nov 02

11  GSF Adriatic V            300'  MLT 116-C    Nigeria            Yes    Contracted  early     late       high $50s  Followed by
                                                                                       Apr 02    Mar 03                12-month
                                                                                                                       commitment
                                                                                                                       in low $50s

12  GSF Adriatic VI           225'  MLT 116-C    MOB to             Yes    MOB         mid       late                  Followed by
                                                 Nigeria                               Oct 02    Nov 02                12-month
                                                                                                                       commitment
                                                                                                                       in high $60s

13  Glomar Adriatic VII       350'  MLT 116-C    Trinidad           Yes    Contracted  late      mid        low $50s   Followed by
                                                                                       Jun 02    Nov 02                3-week
                                                                                                                       repairs;
                                                                                                                       followed by
                                                                                                                       5 1/2 month
                                                                                                                       contract in
                                                                                                                       low $50s

14  GSF Adriatic VIII         328'  MLT 116-C    Nigeria            Yes    Contracted  mid       early      low $60s   Followed by
                                                                                       Oct 02    Apr 03                4-month
                                                                                                                       commitment
                                                                                                                       in mid $50s;
                                                                                                                       followed by a
                                                                                                                       3-month
                                                                                                                       upgrade;
                                                                                                                       followed by a
                                                                                                                       6-month
                                                                                                                       commitment in
                                                                                                                       mid $50s

15  GSF Adriatic IX           350'  MLT 116-C    Gabon              Yes    Contracted  late      mid        high $50s  Followed by
                                                                                       Jul 02    Jan 03                8-month
                                                                                                                       contract in
                                                                                                                       high $50s

16  Glomar Adriatic X         350'  MLT 116-C    Gulf of            Yes    Contracted  early     mid        low $30s
                                                 Mexico                                Sep 02    Nov 02

17  Glomar Adriatic XI        225'  MLT 116-C    UK North           Yes    Contracted  early     mid        mid $50s
                                                 Sea                                   Nov 02    Dec 02

18  GSF Baltic I              375'  MLT SUPER300 Nigeria            Yes    Contracted  early     early      mid $70s
                                                                                       Jul 02    Jul 04

19  Glomar High Island I      250'  MLT 82-SD-C  Gulf of            Yes    Contracted  late      late       mid $20s
                                                 Mexico                                Oct 02    Nov 02

20  Glomar High Island II     270'  MLT 82-SD-C  Gulf of                   Contracted  mid       early                 Dayrate
                                                 Mexico                                Sep 02    Mar 04                adjusted
                                                                                                                       monthly based
                                                                                                                       on market
                                                                                                                       dayrate
                                                                                                                       (rate for
                                                                                                                       Nov 02
                                                                                                                       estimated in
                                                                                                                       mid $20s)

21  GSF High Island III       250'  MLT 82-SD-C  Gulf of            Yes    Contracted  early     mid        high $20s
                                                 Mexico                                Sep 02    Nov 02

22  Glomar High Island IV     270'  MLT 82-SD-C  Gulf of            Yes    Contracted  late      early      mid $20s
                                                 Mexico                                Oct 02    Dec 02

23  GSF High Island V         270'  MLT 82-SD-C  Gabon              Yes    Contracted  mid       late       high $50s  Followed by
                                                                                       Sep 02    Nov 02                1-month
                                                                                                                       contract in
                                                                                                                       low $60s;
                                                                                                                       followed by
                                                                                                                       2-month
                                                                                                                       contract in
                                                                                                                       low $50s

24  GSF High Island VII       250'  MLT 82-SD-C  Cameroon           Yes    Contracted  mid       mid        mid $50s   Followed by
                                                                                       Oct 02    Dec 02                1 1/2-month
                                                                                                                       contract in
                                                                                                                       mid $50s

25  Glomar High Island VIII   250'  MLT 82-SD-C  Gulf of            Yes    Contracted  early     late       high $20s
                                                 Mexico                                Aug 02    Dec 02

26  GSF High Island IX        250'  MLT 82-SD-C  Nigeria            Yes    Contracted  early     early      low $50s   Followed by
                                                                                       Jan 02    Nov 02                a 2-week
                                                                                                                       survey

27  GSF Labrador I            300'  CFEMT-2005-C UK North           Yes    Shipyard    early     early      upgrade    Followed by
                                                 Sea                                   Jun 02    Nov 02                a 5-month
                                                                                                                       commitment
                                                                                                                       in mid $60s

28  Glomar Main Pass I        300'  F&G L780-II  Gulf of                   Contracted  early     late                  Dayrate is
                                                 Mexico                                Jul 02    Nov 02                adjusted
                                                                                                                       monthly based
                                                                                                                       on market
                                                                                                                       dayrate;
                                                                                                                       dayrate for
                                                                                                                       July thru Nov
                                                                                                                       estimated in
                                                                                                                       mid $20s

29  Glomar Main Pass IV       300'  F&G L780-II  Gulf of            Yes    Available
                                                 Mexico

30  Key Gibraltar             300'  MLT 84-C     Vietnam            Yes    Contracted  mid       mid        mid $60s   Followed by
                                    (modified)                                         Sep 01    Nov 02                a 1 1/2-month
                                                                                                                       commitment in
                                                                                                                       low $60s

31  Key Hawaii                300'  Mitsui 300-C Saudi Arabia              Contracted  early     late       low $30s
                                                                                       Jan 01    Feb 03

32  Key Manhattan             350'  MLT 116-C    Tunisia            Yes    Contracted  mid       mid        mid $60s   Followed by
                                                                                       Apr 02    Jan 03                a 2 1/2-month
                                                                                                                       commitment in
                                                                                                                       mid $60s

33  Key Singapore             350'  MLT 116-C    Egypt              Yes    Contracted  mid       late       high $50s  Followed by
                                                                                       Jul 02    Nov 02                1-month
                                                                                                                       repairs;
                                                                                                                       followed by
                                                                                                                       6-month
                                                                                                                       contract in
                                                                                                                       high $50s

34  Magellan                  350'  F&G L-780    UK North           Yes    Contracted  mid       late       low $90s
                                    Mod V        Sea                                   Sep 02    Dec 02

35  Monarch                   350'  F&G L-780    UK North                  Contracted  early     early      mid $70s
                                    Mod V        Sea                                   Apr 02    Dec 04

36  Monitor                   350'  F&G L-780    UK North           Yes    Contracted  mid       late       high $90s
                                    Mod V        Sea                                   Oct 02    Jan 03

37  Parameswara               300'  Baker Marine Indonesia          Yes    Contracted  late      late       low $70s   1-month
                                    BMC 300 IC                                         Oct 02    Nov 04                shipyard late
                                                                                                                       Jan - mid Feb

38  Rig 103                   250'  MLT 52-C     Qatar              Yes    Contracted  late      late                  Dayrate
                                                                                       Oct 02    Oct 04                adjusted
                                                                                                                       monthly;
                                                                                                                       dayrate
                                                                                                                       during
                                                                                                                       November
                                                                                                                       estimated in
                                                                                                                       mid $50s

39  Rig 105                   250'  MLT 52-C     Gulf of Suez              Contracted  mid       mid        mid $30s
                                                                                       Dec 01    Dec 02

40  Rig 124                   250'  Modec        Gulf of Suez              Contracted  early     mid        mid $30s
                                    200C-45                                            Mar 02    Feb 03

41  Rig 127                   250'  F&G L-780    Qatar              Yes    Contracted  early     late                  Dayrate
                                    Mod II                                             Jun 02    May 04                adjusted
                                                                                                                       monthly;
                                                                                                                       dayrate
                                                                                                                       during
                                                                                                                       November
                                                                                                                       estimated in
                                                                                                                       mid $50s

42  Rig 134                   300'  F&G L-780    Malaysia           Yes    Contracted  early     late       low $60s
                                    Mod II                                             Sep 01    Oct 03

43  Rig 136                   300'  F&G L-780    Indonesia          Yes    Contracted  late      late       high $60s
                                    Mod II                                             Sep 02    Feb 04

44  Rig 141                   250'  MLT 82-SD-C  Gulf of Suez              Contracted  early     early      mid $30s
                                                                                       Nov 01    May 03
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  SEMISUBMERSIBLES (9)
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 1  Aleutian Key             2,300' F&G          Equatorial                Contracted  mid       mid        mid $80s
                                    Enhanced     Guinea                                Jul 02    Aug 03
                                    Pacesetter

 2  Glomar Arctic I          3,400' F&G L-907    Gulf of            Yes    Contracted  mid       mid        mid $40s
                                                 Mexico                                Oct 02    Nov 02

 3  Glomar Arctic III        1,800' F&G L-907    UK North           Yes    Contracted  late      early      mid $50s   Followed by
                                                 Sea                                   Oct 02    Dec 02                2-month
                                                                                                                       upgrade;
                                                                                                                       followed by
                                                                                                                       4-month
                                                                                                                       contract in
                                                                                                                       high $40s

 4  Glomar Arctic IV         1,800' F&G L-907    UK North           Yes    Contracted  mid       mid        mid $50s
                                                 Sea                                   Aug 02    Nov 02

 5  Glomar Celtic Sea        5,750' F&G L-907    Gulf of            Yes    Committed   late      mid        low $70s   Followed by a
                                                 Mexico                                Oct 02    Dec 02                2 1/2-month
                                                                                                                       commitment in
                                                                                                                       low $80s;
                                                                                                                       followed by a
                                                                                                                       2 1/2-month
                                                                                                                       commitment in
                                                                                                                       mid $80s

 6  Glomar Grand Banks       1,500' AKER H-3.2   East Canada        Yes    Contracted  late      late       low $110s
                                                                                       Jul 02    Nov 02

 7  Maersk Jutlander         1,200' F&G L-907    MOB to                    MOB         early                           MOB to Poland
                                                 Poland                                Oct 02                          for painting

 8  Rig 135                  2,400' F&G 9500     UK North           Yes    Contracted  early     early      mid $50s   Followed by
                                    Enhanced     Sea                                   Aug 02    Nov 02                3-weeks in
                                    Pacesetter                                                                         shipyard;
                                                                                                                       followed by
                                                                                                                       3-weeks MOB
                                                                                                                       to Equatorial
                                                                                                                       Guinea;
                                                                                                                       followed by
                                                                                                                       18-month
                                                                                                                       commitment
                                                                                                                       in mid $70s

 9  Rig 140                  2,400' F&G 9500     UK North           Yes    Contracted  early     early                 Dayrate
                                    Enhanced     Sea                                   Jun 02    Dec 02                adjusted
                                    Pacesetter                                                                         monthly based
                                                                                                                       on market
                                                                                                                       dayrate;
                                                                                                                       dayrate for
                                                                                                                       Oct thru Dec
                                                                                                                       estimated in
                                                                                                                       low $60's
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  DRILLSHIPS (4)
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 1  Glomar C.R. Luigs        9,000' GMDC         Gulf of            Yes    Contracted  early     mid        low $210's Followed by
                                                 Mexico                                Feb 02    Mar 03                1-month
                                                                                                                       upgrade

 2  Glomar Explorer          7,800' GMDC         Gulf of                   Contracted  mid       mid        low $160s
                                                 Mexico                                Feb 01    Sep 03

 3  Glomar Jack Ryan         8,000' GMDC         Australia          Yes    Contracted  late      early      low $180s
                                                                                       Oct 02    Sep 03

 4  Glomar R.F. Bauer        2,750' GMDC         Equatorial                Available
                                                 Guinea
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                                                                                                 Estimated              Additional
                             Rated                            Change from                        Current               Commitments
                            Drilling                            Previous                         Contract   Dayrate (in and Other
   Rig Name                  Depth  Rig Design   Location         Month    Status     Start Date End Date   thousands) Information*
  ---------------------------------------------------------------------------------------------------------------------------------
 PLATFORM (1)
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 1  Rig 82                  20,000' National     UK North                  Contracted            Evergreen  6,000      Active
                                    1320-UE      Sea                                                                   approximately
                                                                                                                       50% of the
                                                                                                                       year
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 LAND RIGS (31)
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 1  Rig 92                  16,000' National     Egypt                     Contracted  late      mid        low $10s   Followed by
                                    1320-UE                                            Oct 01    Dec 02                4-month
                                                                                                                       commitment
                                                                                                                       in low $10s

 2  Rig 94                  20,000' Oilwell      Egypt              Yes    Contracted  mid       mid        low $10s
                                    E-2000                                             Oct 01    Nov 02

 3  Rig 97                  20,000' Dreco        Venezuela                 Available

 4  Rig 102                 16,000' National     Kuwait-Saudi              Contracted  early     late       low $10s
                                    110-UE       PNZ                                   Jun 01    Dec 02

 5  Rig 104                 20,000' National     Egypt                     Contracted  mid       mid        low $10s   Followed by
                                    1320-UE                                            Aug 02    Nov 02                3-month
                                                                                                                       commitment
                                                                                                                       in low $10s

 6  Rig 119                 20,000' Lee C. Moore Venezuela                 Available

 7  Rig 143                  6,500' Ideco H 37   Egypt                     Contracted  late      late       $5,000
                                    ED                                                 Jul 02    Jul 03

 8  Rig 144                 30,000' Emsco C3     Saudi Arabia       Yes    Contracted  mid       mid        mid $10s
                                    111                                                Jun 01    Aug 03

 9  Rig 146                 10,000' Kremco 750   Kuwait             Yes    Contracted  early     mid        mid $10s
                                                                                       Sep 01    Jan 03

10  Rig 147                 16,000' National     Kuwait                    Available
                                    110-UE

11  Rig 150                 11,500' National     Oman               Yes    Contracted  early     late       mid $10s
                                    80-UE                                              Oct 01    Sep 03

12  Rig 151                 11,500' National     Oman                      Contracted  early     mid        mid $10s   Followed by
                                    80-UE                                              Jan 01    Apr 03                6-month
                                                                                                                       commitment
                                                                                                                       in mid $10s

13  Rig 155                 30,000' Oilwell      Kuwait                    Contracted  early     early      high $10s
                                    E-3000                                             Sep 01    Sep 04

14  Rig 157                 17,000' Dreco        Saudi Arabia       Yes    Contracted  early     mid        low $10s
                                                                                       Jan 01    Oct 03

15  Rig 158                 25,000' Oilwell      Kuwait                    Contracted  early     early      high $10s
                                    E-2000                                             Sep 01    Sep 04

16  Rig 159                  8,000' Cooper       Oman                      Available                                   Asset held
                                    LTO-750                                                                            for sale

17  Rig 160                 12,000' Dreco        Kuwait                    Contracted  early     early      mid $10s
                                    1250 E                                             Sep 01    Sep 04

18  Rig 161                 12,000' Dreco        Kuwait                    Contracted  early     early      mid $10s
                                    1250 E                                             Sep 01    Sep 04

19  Rig 169                 16,000' National     Kuwait                    Available
                                    110-UE

20  Rig 170                 14,000' National     Kuwait                    Available
                                    110-UE

21  Rig 171                 10,000' Oilwell      Kuwait-Saudi              Contracted  early     late       low $10s
                                    660-E        PNZ                                   Jul 01    Dec 02

22  Rig 172                 10,000' Oilwell      Kuwait                    Contracted  early     early      low $10s
                                    660-E                                              Sep 01    Sep 04

23  Rig 173                 30,000' Dreco        Saudi Arabia       Yes    Contracted  early     mid        mid $10s
                                                                                       Jan 01    Jun 03

24  Rig 174                 30,000' Pyramid      Saudi Arabia       Yes    Contracted  early     early      mid $10s
                                                                                       Jan 01    Aug 03

25  Rig 176                 30,000' Pyramid      Venezuela                 Available

26  Rig 177                 30,000' Dreco        Venezuela                 Available

27  Rig 178                 20,000' Pyramid      Venezuela                 Available

28  Rig 179                 20,000' Pyramid      Venezuela                 Available

29  Rig 180                 30,000' National     Kuwait                    Contracted  early    late       low $20s
                                    1625-UE                                            Jan 01   Apr 03

30  Rig 186                 20,000' Lee C. Moore Venezuela                 Available

31  Rig 187                 20,000' Lee C. Moore Venezuela                 Available
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
     *Customer commitments referred to in this column are evidenced by formal contracts only when so noted. There is no implication or guarantee that present commitments not yet evidenced by contracts will result in contracts or that such contracts will be on terms identical to the commitments. In addition, the duration of commitments and contracts indicated in this column is, in some cases, an estimate based on the number of wells to be drilled pursuant to such commitments and contracts.